Exhibit 24

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and all amendments, exhibits and supplements thereto.

Date:           February 19, 2010                                                                /s/ Thomas W. Hofmann
                                                               Thomas W. Hofmann

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and all amendments, exhibits and supplements thereto.

Date:           February 19, 2010                                                                /s/ L. Robert Johnson
                                                               L. Robert Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and all amendments, exhibits and supplements thereto.

Date:           February 19, 2010                                                                /s/ Paula A. Johnson
                                                               Paula A. Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and all amendments, exhibits and supplements thereto.

Date:           February 19, 2010                                                                /s/ John P. Neafsey
                                                                           John P. Neafsey

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and all amendments, exhibits and supplements thereto.

Date:           February 19, 2010                                                               /s/ John H. Weiland
                                                                                      John H. Weiland

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and all amendments, exhibits and supplements thereto.

Date:           February 19, 2010                                                                  /s/ Anthony Welters
                                                                                    Anthony Welters

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and all amendments, exhibits and supplements thereto.

Date:           February 19, 2010                                                                /s/ Geoffrey F. Worden
                                                                                   Geoffrey F. Worden

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and all amendments, exhibits and supplements thereto.

Date:           February 19, 2010                                                                /s/ Robert C. Young, M.D.
                                                                                   Robert C. Young, M.D.

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and all amendments, exhibits and supplements thereto.

Date:           February 19, 2010                                                                /s/ Patrick J. Zenner
           Patrick J. Zenner